UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

CVC-PE Global Private Equity Fund, LP

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56807	61-2292991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Ave
New York, New York		10153
(Address of Principal Executive Offices)		(Zip Code)

(212) 265-6222 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2026, CVC-PE Global Private Equity Fund, LP (the "Fund"), entered into an investment advisory agreement (the "Investment Advisory Agreement") with CVC Advisors (U.S.) Inc. A description of the Investment Advisory Agreement was included under "Item 1. Business - Investment Advisory Agreement" of Amendment No. 1 to the Fund's Registration Statement on Form 10, filed with the Securities Exchange Commission on February 18, 2026 and is incorporated herein by reference. Such summary description of the Investment Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the Investment Advisory Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On April 1, 2026, the Fund sold unregistered limited partnership units (the "Units") of the Fund to certain investors, at a price of $100.00 per Unit, as part of its continuous private offering for aggregate consideration of approximately $83.6 million. The following table details the Units sold by the Fund:

	Number of Units Sold(1)	Aggregate Consideration(1)
Class R-S Units	481,287	$48,128,680
Class R-I Units	25,500	$2,550,000
Class C Units(2)	279,250	$27,925,000
Class G Units(3)	50,000	$5,000,000

(1)
Unit and dollar amounts are rounded to the nearest whole number.
(2)
Represents Class C Units purchased by certain employees of CVC Capital Partners plc (together with any affiliates, "CVC") and officers and directors of the Fund. Includes (i) 1,000 Class C Units purchased by CVC-PEF General Partner Inc., the Fund's general partner (the "General Partner"), for aggregate consideration of $0.1 million and (ii) 200,000 Class C Units purchased by an affiliate of CVC, for aggregate consideration of $20.0 million through CVC-PE Global Private Equity Fund (TE), LP, a Delaware limited partnership (the "Feeder Fund").
(3)
Represents Class G Units purchased by any persons who the General Partner has determined in its sole discretion qualify as eligible investors associated with CVC.

The offer and sale of the Units were made as part of the Fund's continuous private offering and were exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and Regulation D thereunder. Units presented above were also sold to third-party investors, including through the Feeder Fund for certain investors with particular tax characteristics, such as tax-exempt investors and non-U.S. investors.

Item 5.03 Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year.

On April 1, 2026, the Fund entered into a Second Amended and Restated Limited Partnership Agreement (the "Second A&R LPA"), with the General Partner and each of the Fund's limited partners. The Second A&R LPA amended and restated the Fund's Amended and Restated Limited Partnership Agreement, dated January 30, 2026, by and among the General Partner and CVC-PEF TE Blocker (CYM), Ltd., as the initial limited partner. A description of the Second A&R LPA was included under "Item 1. Business - Fund LPA" of Amendment No. 1 to the Fund's Registration Statement on Form 10, filed with the Securities Exchange Commission on February 18, 2026 and is incorporated herein by reference. Such summary description of the Second A&R LPA does not purport to be complete and is qualified in its entirety by reference to the Second A&R LPA, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Limited Partnership Agreement.
10.1	Investment Advisory Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVC-PE Global Private Equity Fund, LP

Date:	April 6, 2026	By:	/s/ Rob Squire
Name: Rob Squire Title: Chief Executive Officer